ACCURIDE

ACCURIDE WHEELS

GUNITE

IMPERIAL GROUP

BRILLION IRON WORKS

Fourth Quarter 2011
Earnings Call

Statements contained in this news release that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of
Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31,
2010. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law,
Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Forward Looking Statements

Fourth Quarter 2011 Earnings
➢ Opening Comments
 • CEO Update
 • Industry Highlights
 • Plan Execution
➢ Financial Information
 • Fourth Quarter Results
 • 2012 Outlook
➢ Q&A
➢ Closing Comments

Rick Dauch
President & CEO
Greg Risch
Vice President & CFO
Rick Dauch
Greg Risch

Rick Dauch

4th Quarter Highlights
• Imperial consolidation results behind schedule 60-90 days
• Aluminum demand remains stronger than installed capacity base
• Weaker seasonal Gunite AM demand
• Accuride-wide scheduling, MRP and IT systems
• Improved liquidity: ABL expansion ($25M); Capital lease ($15M); AP terms ($10M+)
• Gunite operationally stable & pricing activity complete
• Wheels & Gunite CAPEX projects on schedule and on-budget
• Key analytical work in-process:
 • Steel wheel capacity consolidation & capability studies (London & Mexico facilities)
 • Gunite manufacturing footprint consolidation options (Hubs, Rotors, Spoke Wheels)
 • Supply chain cost analysis

ACCURIDE CORPORATION

- US fourth quarter GDP grew at an annual rate of 2.8%
- Return to recession seems unlikely at this point
- Modest growth is expected to continue into 2012
- Employment has accelerated with job creation occurring across multiple economic segments
- Unemployment has come down since 1H 2011 and is expected to continue to decline during 2012

4%
3%
2%
1%
0%
2011
2012

9.5%
9.1%
8.7%
8.3%
7.9%
7.5%
250
200
150
100
50
0
2011
2012
Employment Change
Unemployment Rate

Source: FTR Associates

Economic Indicators
Real GDP Growth Rate (Annual)
Labor Market

ACCURIDE CORPORATION

- **Cass Freight Index increased year-over-year**
  - **January expenditures rose 2.2% year-over-year**
  - **January shipments rose 3.5% year-over-year**
- **Diesel fuel consumption was down 2.3%year-over-year**
- **Fleets and OEMs are reporting strong profits**

2.4
2.2
2
1.8
1.6
1.4
1.2
1
0.8
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Expenditures
Shipments

110
100
90
80
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

Source: Cass Freight; UCLA Pulse of Commerce Index

Trucking Indicators
Cass Freight Index
Diesel Fuel Consumption

ACCURIDE CORPORATION

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
ACT
FTR
376,448
212,391
205,639
118,396
154,173
255,261
296,493
271,000
320,198
278,400
272,171
287,400
224,275
276,400
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

300,000
250,000
200,000
150,000
100,000
50,000
0
ACT
FTR
275,332
206,954
158,294
97,733
117,901
166,798
173,493
167,900
196,713
192,200
207,469
208,500
219,050
224,800
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

300,000
250,000
200,000
150,000
100,000
50,000
0
ACT
FTR
280,203
214,615
143,901
79,027
124,162
209,005
248,350
251,000
267,400
250,000
248,000
245,000
217,300
250,000
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

- Class 8 production forecasts are strong for 2 to 3 years
- Slow and steady recovery in the Medium Duty segment
- Strong trailer builds projected for several years

Source: ACT & FTR
Industry Builds
Class 8 Truck Production
Medium Duty Truck Production
Trailer Production

Strategic Objectives
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
➢ #1-2 globally in wheel-end systems
➢ ROIC > 20% through a cycle
➢ >80% of revenue from CORE products
➢ Balanced geographical revenues:
 • 40% North America
 • 30% Asia
 • 20% Europe
 • 10% South America
➢ >25% of annual revenues from new &
 evolutionary products
➢ >95% retention of personnel
➢ Maximize ACW share price
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry
Our Focus

ACCURIDE CORPORATION

Upgraded Leadership Team

New President & CEO	70% of leadership team new or reassigned	Revised 2012 compensation plan

Revised Strategic Plan

Vision, Mission, Values	Fix & Grow Strategy	Delayed international expansion

Core vs. Non-Core Focus

Core: Accuride Wheels & Gunite	Divested: Bostrom & Fabco	TBD: Imperial & Brillion Iron Works

Operating Excellence & Technology Leadership

Rebuilt core skills & team	Two year CAPEX plan: $55M - Gunite $55M – Wheels	3 year product portfolio plans

Commercial Discipline

Gunite price increases	Brillion Iron Works price increases	Anti-dumping campaign for steel wheels

Complete Operational Turnaround of Core Assets

Aluminum capacity expansion	Steel wheel rationalization study	Upgrade & consolidate Gunite mfg.	Imperial consolidation	Common LEAN mfg. systems

Understand & Revamp Our Supply Chain

Scheduling systems	Consolidate MRO buy	Aggressively manage raw material pricing

Focused Sales Initiatives

Re-negotiate & extend "Big 4" LTAs	Focus on fleets, trailer OEMs & aftermarket	Value Selling

Explore Opportunistic Strategic Opportunities

Very small team focused on opportunities for future geographic and/or product expansion

Execute Flawlessly!

Transformation & Execution
2011 - A Year of Transformation
2012 - A Year of Execution

Gunite Pricing

Aluminum Mega-Line

Camden & AdM Expansion

Imperial Consolidation

Gunite Machining

Brillion Improvements

All projects, except results from Imperial consolidation, are on schedule and on budget.
Accuride's long-term plans to fix and grow the business remain unchanged.

Project Timeline
Q3
Q4
Q1
Q2
Q3
Q4
2011
2012
On Schedule
&
On Budget

ACCURIDE CORPORATION

QTD Period Ending December 31st *$ Millions*	2010 Actual	2011 Actual
Net Sales	$175.7	$242.5
YOY Growth	*30.1%*	*38.0%*
Operating Income (Loss)	(7.8)	9.5
Percent to Sales	*(4.4%)*	*3.9%*
Incremental Operating Margin	*3.9%*	*25.9%*
Net Interest Income (Expense)	(9.0)	(8.5)
Mark-to-Market	70.0	-
Inducement Charge	(166.7)	-
Other Income (Expense)	(2.0)	0.4
Profit (Loss) Before Tax From Cont Ops	$(115.5)	$1.4
Tax (Provision) Benefit	3.6	2.7
Net Income (Loss) From Cont Ops	$(111.9)	$4.0
Discontinued Operations, Net of Tax	1.1	0.0
Net Income (Loss)	$(110.9)	$4.1
EPS Basic	*(4.47)*	*0.09*
EPS Fully Diluted	*(4.47)*	*0.09*
Adjusted EBITDA	$15.1	$24.3
Percent to Sales	*8.6%*	*10.0%*
Incremental EBITDA Margin	*11.1%*	*13.8%*

Summary Income Statement

ACCURIDE CORPORATION

YTD Period Ending December 31st *$ Millions*	*Predecessor* *Jan 1 to Feb 26, 2010*	*Successor* *Feb 26 to Dec 31, 2010*	*2011 Actual*
Net Sales	$91.6	$582.3	$936.1
YOY Growth	--	--	*38.9%*
Operating Income (Loss)	(4.2)	(13.7)	23.9
Percent to Sales	*(4.6%)*	*(2.4%)*	*2.6%*
Incremental Operating Margin			*16.0%*
Net Interest Income (Expense)	$(7.5)	$(33.5)	(34.1)
Mark-to-Market	-	75.6	-
Reorganization Items	59.3	-	-
Inducement Charge	-	(166.7)	-
Other Income (Expense)	0.6	2.6	3.6
Profit (Loss) Before Tax From Cont Ops	$48.2	$(135.7)	$(6.6)
Tax (Provision) Benefit	1.9	2.2	(7.8)
Net Income (Loss) From Cont Ops	$50.1	$(133.5)	$(14.4)
Discontinued Operations, Net of Tax	0.7	7.0	(2.7)
Net Income (Loss)	$50.8	$(126.5)	$(17.0)
EPS Basic	*1.07*	*(8.07)*	*(0.36)*
EPS Fully Diluted	*1.07*	*(8.07)*	*(0.36)*
Adjusted EBITDA	$4.7	$61.6	$86.1
Percent to Sales	*5.1%*	*10.6%*	*9.2%*
Incremental EBITDA Margin	--	--	*7.6%*

Summary Income Statement

ACCURIDE CORPORATION

$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$570.2
$764.0
$960.4
2009
2010
2011

$100.0
$80.0
$60.0
$40.0
$20.0
$-
$23.7
$66.2
$86.1
2009
2010
2011

Disc Ops 3%
Imperial 14%
Brillion 15%
Gunite 26%
Wheels 42%

Customer

Paccar 18%
Navistar 17%
Daimler 11%
Volvo/ Mack 8%
Other 46%

Market Segment

Other 19%
Military 4%
Trailer 7%
A/M 27%
Class 5-8 43%

17

Consolidated Results
Consolidated Annual Revenue
Consolidated Annual EBITDA (1)
(1) EBITDA before corporate allocations
Consolidated Revenue Breakout
Business Segment

ACCURIDE CORPORATION

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$238.7
$286.1
$406.6
2009
2010
2011

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$49.3
$61.0
$99.0
2009
2010
2011

OEM Truck Steel

Maxion
15%
Accuride
85%

OEM Truck Aluminum

Accuride
34%
Alcoa
66%

OEM Trailer Steel

Accuride
33%
Maxion
67%

OEM Trailer Aluminum

Accuride
19%
Alcoa
81%

OEM Aftermarket Steel

Offshore
33%
Accuride
59%
Maxion
8%

OEM Aftermarket Aluminum

Alcoa
43%
Accuride
57%

18

Wheels Segment
Wheel Market Share (2)
Wheels Annual Revenue
Wheels Annual EBITDA (1)
(1) EBITDA before corporate allocations
(2) Based on company estimates

ACCURIDE CORPORATION

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$153.7
$205.2
$251.1
2009
2010
2011

$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$7.0
$13.7
$6.6
2009
2010
2011

Motor Wheel 5%
KIC 5%
ConMet 31%
Gunite 59%

Motor Wheel 7%
Meritor 8%
ConMet 10%
Webb 45%
KIC 30%

Motor Wheel 2%
ConMet 2%
Meritor 2%
KIC 8%
Webb 38%
Gunite 48%

19

Gunite Segment
Gunite Annual Revenue
Gunite Annual EBITDA (1)
(1) EBITDA before corporate allocations
Cast Drum Market Share (2)
OEM Truck Cast Drum
OEM Trailer Cast Drum
Aftermarket Cast Drum
(2) Based on company estimates

ACCURIDE CORPORATION

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$49.8
$101.9
$146.8
2009
2010
2011

$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(5.0)
$5.4
$8.2
2009
2010
2011

(1) EBITDA before corporate allocations

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$72.5
$80.8
$131.6
2009
2010
2011

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$(1.9)
$5.5
2009
2010
2011

(1) EBITDA before corporate allocations

Imperial & Brillion Segments
Brillion Annual Revenue
Brillion Annual EBITDA (1)
Imperial Annual Revenue
Imperial Annual EBITDA (1)

ACCURIDE CORPORATION

$55.3
$70.8
$55.8
Trade A/R $
Net Inventory $
Trade A/P $

$80.3
$90.0
$72.8
Trade A/R $
Net Inventory $
Trade A/P $

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411

Trade Working Capital
Historical Working Capital Requirements
Q4 2011 Working Capital Breakout
Q4 2010 Working Capital Breakout

ACCURIDE CORPORATION

QTD Period Ending December 31st ***$ Millions***	***2010 Actual***	***2011 Actual***
Adjusted EBITDA	$15.1	$24.3
Cash Interest Paid	(0.1)	(0.4)
Cash Taxes Paid	(1.3)	0.5
Excess Pension Contributions	(1.8)	(2.3)
Change in Trade W/C	32.9	21.9
Transaction Fees	(3.1)	(0.8)
Other	(15.7)	(9.5)
Cash from Operations	$26.1	$33.6
Capital Expenditures	(8.2)	(15.4)
Free Cash Flow	$18.0	$18.2

Free Cash Flow

ACCURIDE CORPORATION

As of December 31st

$ Millions	*2010 Actual*	*2011 Actual*
Senior Secured Notes	$302.0	$303.1
ABL Facility	-	20.0
Gross Debt	$302.0	$323.1
Less Cash	78.5	56.9
Net Debt	$223.6	$266.2
Debt to LTM Adjusted EBITDA	*3.4*	*3.1*
Available Liquidity	$126.6	$99.0

Net Debt & Liquidity

Full Year Guidance
Class 8 270K to 280K
Class 5-7 165K to 175K
Trailer 230K to 250K
Net Sales  $1,000 to $1,025
Adjusted EBITDA $100 to $105
EPS - Diluted $0.07  to $0.15
CAPEX  $75
Depreciation & Amortization  $55
Cash Interest Expense  $31
Excess Pension Contributions  $12
Trade Working Capital Source of Cash  $13
Free Cash Flow $(5) to $0

ACCURIDE CORPORATION

ACCURIDE
ACCURIDE

ACCURIDE WHEELS GUNITE IMPERIAL GROUP BRILLION IRON WORKS

Summary
• “Fix & Grow” Strategy developed &
 being executed
• “Fix & Grow” Strategy developed &
 being executed
• Experienced leadership team on-
 board & performing
• Experienced leadership team on-
 board & performing
• Resources focused on key priorities
• Resources focused on key priorities
• All major initiatives, except Imperial
 results, on-schedule and on-budget
• All major initiatives, except Imperial
 results, on-schedule and on-budget
• Market trends favorable heading into
 2012 and beyond
• Market trends favorable heading into
 2012 and beyond
• Adequate liquidity and initiatives to
 improve it
• Adequate liquidity and initiatives to
 improve it
• Strategic opportunities exist to “Fix &
 Grow” the company
• Strategic opportunities exist to “Fix &
 Grow” the company
• We are executing our plan!
• We are executing our plan!

ACCURIDE CORPORATION

Net Sales:

$ Millions	Q4 2010	Q4 2011	Q4 YOY Growth	YTD 2010	YTD 2011	YTD YOY Growth
Wheels	$75.4	$106.2	*40.8%*	$286.1	$406.6	*42.1%*
Gunite	49.6	61.4	*23.7%*	205.2	251.1	*22.4%*
Brillion Iron Works	29.6	36.7	*23.9%*	101.9	146.8	*44.1%*
Imperial Group	21.1	38.3	*81.4%*	80.8	131.6	*62.8%*
Corporate / Other	-	-	--	-	-	--
Continuing Operations	175.7	242.5	*38.0%*	674.0	936.1	*38.9%*
Fabco Automotive	8.8	-	*(100.0%)*	48.3	22.0	*(54.5%)*
Brillion Farm	1.4	-	--	13.9	-	--
Bostrom Seating	7.8	-	--	27.8	2.3	--
Discontinued Operations	18.0	-	*(100.0%)*	90.0	24.3	*(73.0%)*
Consolidated Total	193.7	242.5	*25.2%*	764.0	960.4	*25.7%*

Segment Revenue

ACCURIDE CORPORATION

Operating Income:

$ Millions	Q4 2010	Q4 2011	Q4 Operating Leverage*	YTD 2010	YTD 2011	YTD Operating Leverage*
Wheels	$6.6	$18.8	*39.8%*	$26.2	$57.9	*26.2%*
Gunite	(1.5)	(0.8)	*5.9%*	2.9	(1.8)	*(10.2%)*
Brillion Iron Works	(1.8)	0.5	*32.6%*	(2.2)	2.3	*9.9%*
Imperial Group	1.5	(0.0)	*(8.9%)*	(1.6)	3.1	*9.3%*
Corporate / Other	(12.6)	(9.0)	--	(43.3)	(37.6)	--
Continuing Operations	(7.8)	9.5	*25.9%*	(17.9)	23.9	*16.0%*
Fabco Automotive	2.1	-	*23.5%*	12.1	3.8	*31.5%*
Brillion Farm	0.4	-	--	2.2	-	--
Bostrom Seating	(0.8)	-	*(10.8%)*	(2.4)	(0.1)	*(8.8%)*
Discontinued Operations	1.6	-	*9.1%*	12.0	3.7	*12.6%*
Consolidated Total	(6.1)	9.5	*32.1%*	(6.0)	27.6	*17.1%*

** Operating Leverage refers to the YOY change in Operating Income relative to the YOY change in Net Sales*

Segment Operating Income

ACCURIDE CORPORATION

Adjusted EBITDA:

$ Millions	Q4 2010	Q4 2011	Q4 Operating Leverage*	YTD 2010	YTD 2011	YTD Operating Leverage*
Wheels	$15.7	$29.8	*45.9%*	$61.0	$99.0	*31.6%*
Gunite	0.7	1.2	*4.1%*	13.7	6.6	*(15.4%)*
Brillion Iron Works	2.1	1.9	*(2.5%)*	5.4	8.2	*6.3%*
Imperial Group	0.2	0.6	*2.5%*	0.2	5.5	*10.6%*
Corporate / Other	(6.2)	(9.2)	--	(30.5)	(38.4)	--
Continuing Operations	12.4	24.3	*17.8%*	49.6	80.9	*11.9%*
Fabco Automotive	2.2	-	*25.0%*	13.7	5.2	*32.5%*
Brillion Farm	0.5	-	--	3.3	-	--
Bostrom Seating	0.0	-	*0.1%*	(0.4)	(0.0)	*(1.4%)*
Discontinued Operations	2.7	-	*15.0%*	16.6	5.2	*17.4%*
Consolidated Total	15.1	24.3	*18.9%*	66.2	86.1	*10.1%*

** Operating Leverage refers to the YOY change in EBITDA relative to the YOY change in Net Sales*

Segment Adjusted EBITDA

ACCURIDE CORPORATION

$ Millions
Adjusted EBITDA to Sales
400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411

Sales & Adjusted EBITDA

ACCURIDE CORPORATION

QTD Period Ending December 31st *$ Millions*	*2010 Actual*	*Original Plan*	*Previous Forecast*	*2011 Actual*
Net Income	$(110.9)	$4.8	$2.8	$4.1
Income Tax Provision (Benefit)	(3.1)	2.7	0.7	(2.6)
Net Interest Expense (Income)	9.0	7.9	8.5	8.5
Depreciation	11.1	10.2	9.0	10.5
Amortization	2.0	2.7	2.6	2.7
Goodwill Impairment	-	-	-	-
EBITDA	$(91.9)	$28.3	$23.7	$23.2
Restructuring, Severance, Other	7.6	-	2.1	1.1
Other Items	99.4	0.6	0.7	0.1
Adjusted EBITDA	$15.1	$28.9	$26.5	$24.3

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Net Income to EBITDA Reconciliation

ACCURIDE CORPORATION

As of December 31st

$ Millions	*2010 Actual*	*2011 Actual*
Accounts Receivable	$70.8	$90.0
Days Sales Outstanding	*39.3*	*36.6*
Inventory	55.8	72.8
Days Inventory Outstanding	*30.2*	*28.4*
Accounts Payable	55.3	80.3
Days Payables Outstanding	*28.6*	*30.5*
Net Trade W/C	$71.3	$82.6
Cash Conversion Cycle Days	*40.9*	*34.5*
Percent to Annualized Sales	*10.1%*	*8.5%*
Incremental WC	*(17.5%)*	*23.2%*
Change from Prior Quarter *Source (Use) of Cash*	$32.9	$21.9

Trade Working Capital

ACCURIDE CORPORATION

$ Millions
Days
200
180
160
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Trade A/R $
DSO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411

Customer Receivables - Net

ACCURIDE CORPORATION

$ Millions
Days
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Net Inventory $
DIO
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411

Inventories - Net

$ Millions
Days
Trade A/P $
DPO
140
120
100
80
60
40
20
-
45
40
35
30
25
20
15
10
5
-
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411

Accounts Payable